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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549





                                       FORM 8-K


                                    CURRENT REPORT



        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




           Date of Report (Date of earliest event reported) August 15, 1997



                           DIALYSIS CORPORATION OF AMERICA
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                (Exact name of registrant as specified in its charter)




       Florida                    0-8527                    59-17575642
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(State or other jurisdiction      (Commission         (IRS Employer
      of incorporation)           File Number)        Identification No.)




2337 West 76th Street, Hialeah, Florida                         33016
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(Address of principal executive offices)                    (Zip Code)





Registrant's telephone number, including area code (305) 364-1308


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ITEM 5.  OTHER EVENTS

    The Company entered into an agreement (the "Agreement") providing for in-hospital dialysis services. The Agreement is through its subsidiary, Dialysis Services of Pennsylvania, Inc. - Carlisle ("DSP-C") with Carlisle Hospital in Carlisle, Pennsylvania. The Agreement is for a one-year term through September 15, 1998, automatically self-renewing for another year through September 15, 1999, with earlier termination provisions, and provides for the Company to perform certain in-patient hemodialysis services, including but not limited to hemodialysis for acute and chronic patients, peritoneal dialysis, and continuous arteriovenous hemofiltration. DSP-C acts as an independent contractor and bills its hospital for services rendered based upon a specific fee schedule.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (a)  Financial statements of businesses acquired
         Not Applicable

    (b)  Pro Forma Financial Information
         Not Applicable

    (c)  Exhibits

         (10)  Material contracts

                (i) Agreement for In-Hospital Dialysis Services between Dialysis Services of Pennsylvania, Inc. - Carlisle and Carlisle Hospital dated August 15, 1997 [*]

[*] Confidential portions omitted have been filed separately with the Securities and Exchange Commission.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DIALYSIS CORPORATION OF AMERICA

                                  By /s/Daniel R. Ouzts
                                    --------------------------------
                                    DANIEL R. OUZTS, Vice President
Dated:  August 29, 1997